LEASE AGREEMENT

MADE, this 25TH day of August, 2005

BY AND BETWEEN

C & F Partnership, 2400 Ardmore Boulevard, Pittsburgh, PA 15221-5298, hereinafter collectively called "Lessor",

AND

Urban Radio of Pennsylvania, L.L.C., a subsidiary of Inner City Broadcasting Corporation, 3 Park Avenue, New York, NY 10016-5902, hereinafter called "Lessee",

WITNESSETH THAT:

1. LEASED PREMISES: Lessor hereby leases to Lessee, and Lessee accepts and hires from Lessor as a tenant upon the terms, conditions and covenants hereinafter set forth, the following premises:

Approximately 302,500 square feet of vacant land located on Yost Hill.

2. TERM; HOLD OVER; RENEWAL: The primary term of this Lease shall be for five (5) years commencing May 1, 2005 and ending April 30, 2010.

Lessee may terminate this Lease at the end of the primary term and each renewal term (up to three (3) five (5) year renewal terms) thereafter, by giving to Lessor not less than ninety (90) days written notice prior to such expiration date. If no such written notification shall have been given by Lessee, then this Lease shall be automatically renewed for a renewal term of five (5) years each commencing at 12:01 A.M. on May 1, 2010, May 1, 2015; and May 1, 2020 respectively, upon the same terms and conditions for said initial five (5) year term at a to be negotiated rate.

At any time during the Lease, the Lessor has the right to cancel the Lease to make the leased land available for development. The Lessor must give the Lessee a minimum of twelve (12) months notice of their desire to cancel the Lease. Such notice shall be made by certified letter to the Lessee's place of business.

3. RENT: Lessee shall pay to Lessor at its office in Pittsburgh as yearly rent, the sum of Fifteen Thousand Six Hundred and 00/100 Dollars ($15,600.00), payable on the first business day of each calendar month in equal monthly installments of One

Thousand Three Hundred and 00/100 Dollars ($1,300.00), in advance and without demand, beginning May 1, 2005 and continuing through the first year of the Lease.

Lessee shall pay to Lessor at its office in Pittsburgh, for the second year, the sum of Sixteen Thousand Eight Hundred and 00/100 Dollars ($16,800.00), payable on the first business day of each calendar month in equal monthly installments of One Thousand Four Hundred and 00/100 Dollars ($1,400.00) in advance and without demand.

Lessee shall pay to Lessor at its office in Pittsburgh, for the third year, the sum of Eighteen Thousand and 00/100 Dollars ($18,000.00), payable on the first business day of each calendar month in equal monthly installments of One Thousand Five Hundred and 00/100 Dollars ($1,500.00) in advance and without demand.

For the fourth year and continuing every year after, on each annual anniversary of the Commencement Date Lessee shall pay the then current rent, increased by any percentage increase which occurred in the Consumer Price Index ("CPI") for "All Items – All Urban Consumers" for the Pittsburgh Metropolitan Statistical Area during the preceding one (1) year period. Such increase, however, shall not exceed five percent (5%) of the Rent in effect for the previous year.

In the event that any payment required by Lessee under the provisions hereof shall not be paid when due or within ten (10) days thereafter, Lessee shall, upon demand pay a late charge to Lessor of $.05 for each dollar so overdue and such late charge shall be deemed "rent" for all purposes under this Lease.

4. UTILITIES: Lessee shall be responsible for all utilities furnished to the leased premises.

5. MAINTENANCE & REPAIRS: Lessee at its own cost and expense shall keep the leased premises in good order and repair. Lessee shall be solely responsible for all damages to the leased premises caused by the fault or negligence of Lessee and/or its business visitors or invitees.

Lessee shall, at its own expense, keep the leased premises clean and dispose of all rubbish, garbage, and other waste in a clean and safe manner. Lessee shall not deliberately or negligently destroy, deface, damage, impair or remove any part of the leased premises.

6. CONSTRUCTION; TENANT IMPROVEMENTS: Lessee shall be responsible for clearing the leased premises so that the radio tower and building can be maintained. Lessee shall be responsible for maintaining the radio tower and building. Lessee is responsible, at their cost, for any new construction at the facility including a new building.

7. USE CLAUSE: Lessee shall use the leased premises for construction and operation of a radio tower. Lessee shall not use the leased premises in any manner which will violate any Borough Ordinances or the law or the rules and regulations of public authorities or those promulgated by Lessor pursuant to Paragraph 22 hereof or in such manner as to constitute a fire hazard, waste or nuisance.

8. **ANNUAL TAX ADJUSTMENT:** Lessee shall be responsible during the term of the Lease or any renewal term, for the increase in real estate taxes in comparison to the real estate taxes for the tax year 2005. In the event that Lessee considers excessive any tax or assessment for which it is liable under this Lease, Lessor shall upon his request and at the expense of Lessee, protest or appeal such alleged excessive tax or assessment.

9. **ACCESS:** In addition to the leased premises, Lessee shall have the right of non-exclusive use, in common with others, of driveways and roadways as may be designated from time to time by Lessor for ingress, egress and regress to the leased premises. Such common areas shall be subject to reasonable rules and regulations prescribed from time to time by Lessor.

10. **RULES AND REGULATIONS:** Lessee shall be responsible for obtaining all required permits and approvals from the Federal Communications Commission and/or any state, county, borough or governmental agency before any construction of the radio tower occurs.

11. **SUBLETTING OF TOWER SPACE:** The net receipts from any rent or revenue received from a Sublessee of space on the radio tower shall be equally split between Lessor and Lessee. Lessee must have written approval from Lessor of all Sublessees and sublease agreements. Lessor's written approval of Sublessees will not be unreasonably withheld. Lessee must submit to Lessor, signed copies of all sublease agreements with Sublessees.

Lessee shall not, either voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber this Lease or permit a part thereof to be used or occupied by anyone other than Lessee or Lessee's employees, without the prior written consent of Lessor in each instance which consent shall not be unreasonably withheld. If Lessor is a corporation, then any transfer of this Lease from Lessee by merger, consolidation or liquidation, or any change in ownership or power to vote a majority of its outstanding voting stock shall constitute an assignment for the purpose of this Lease and shall require the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld, except arising out of any conversion of all or part of the Class "A" common voting stock of Lessee.

12. **TENANT'S INDEMNIFICATIONS; INSURANCE:** Lessee covenants and agrees that it will protect, defend, indemnify, and save harmless Lessor against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect of Lessee or those holding under Lessee or those employed by or acting for Lessee; and that Lessee at all times will protect, defend, indemnify, save and keep harmless Lessor against and from all claims, loss, costs, fines, damage or expense (including attorney's fees), arising out of or from any accident or their occurrence on or about the leased premises causing injury to any person or property whomsoever or whatsoever, and will procure and continue in force insurance for said purposes (see paragraph 13 hereof); and will protect, defend, indemnify, save and keep harmless Lessor against and from any and all claims, and against and from any and all loss, costs, damage or expense, arising out of any failure of

Lessee or those employed by or acting for Lessee, in any respect to comply with and perform all the requirements and provisions of this Lease.

13. **INSURANCE:**

Lessee covenants as a further consideration for the leasing of said premises to immediately upon its entry on the premises and thereafter for the initial term and for any renewals hereof, acquire and maintain public liability insurance satisfactory in all respects to Lessor, which shall including until further notice from Lessor, comprehensive public liability insurance with a company authorized to do business in the Commonwealth of Pennsylvania with the minimum limits of $1,000,000.00 per accident and $300,000.00 per person for personal injury and $100,000.00 for property damage, all with respect to Lessee's use and occupancy of the premises. Lessor shall be named as an additional insured thereunder, and such policy shall provide that no cancellation thereof shall be effective until at least ten (10) days after receipt by Lessor of written notice thereof. Lessee shall supply certificates of such coverage to Lessor prior to Lease commencement and for each subsequent year of the Lease term.

14. **CONDEMNATION:**

If, during the primary or renewal term of this Lease, the title to the whole or substantially all of the leased premises shall be taken by condemnation, this Lease shall cease and terminate. In such event, Lessee shall pay rent for the said leased premises apportioned to the time of the taking and shall immediately surrender the leased premises to Lessor and all further liability between Lessee and Lessor reserved in this Lease shall cease.

In the event of a taking of less than the whole or substantially all of the leased premises, the rent thereafter due and payable by Lessee shall be reduced in such just proportion as the nature, value and extent of the part so taken bears to the whole of the leased premises and the ability of Lessee to operate in the remainder of said leased premises its industrial supply distributor and office.

15. **WAIVER:**

Lessee agrees to be responsible for and to relive and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the leased premises, whether belonging to the Lessee or any other person, caused by fire, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm, breakage or leakage in any part or portion of the leased premises, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

In no event shall Lessee hold Lessor liable for any loss, damage or inconvenience sustained by Lessee in its business operations or other wise by reasons of fire, such other casualty or condemnation.

16. **SURRENDER OF PREMISES:**

At the end of the term of this Lease, Lessee shall have removed all alterations, additions, improvements and installations placed upon the premises. This means that the tower, the equipment shelter and any other items must be removed and Lessee shall repair all damage to the Premises caused by such removal and to restore the Premises to the condition in which they were prior to the installation of the items so removed. Lessee shall surrender the Premises to Landlord at the end of the term hereof, without notice of any kind, and Lessee waives all right to

any such notice as may be provided under any laws now or hereafter in effect in Pennsylvania, including the Landlord and Tenant Act of 1951, as amended.

17. QUIET ENJOYMENT:

Lessor represents and warrants that it is the true and lawful owner of said leased premises and is authorized and empowered to enter into this Lease and that so long as Lessee shall perform all of its covenants and obligations hereunder, Lessee shall have and enjoy quiet and peaceable possession and enjoyment of the said leased premises.

18. DEFAULT:

The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

(a) The vacation or abandonment of the Premises by Lessee;

(b) A failure by Lessee to pay the rent reserved herein, or to make any other payment required to be made by Lessee hereunder, where such failure continues for ten (10) days after written notice thereof from Lessor to Lessee;

(c) A failure by Lessee to observe and perform any other provisions or covenants of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee provided however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty-day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion;

(d) The making by Lessee of any assignment for the benefit of creditors; the adjudication that Lessee is bankrupt or insolvent; the filing by or against Lessee of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease (unless possession is restored to Lessee within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Lessee's interest in this Lease (unless the same is discharged within thirty (30) days, after issuance thereof).

19. ACCELERATED RENT:

In the event of any material default or breach of this Lease by Lessee as set forth in Paragraph 18 hereof, the rent reserved herein for the entire unexpired portion of the term of this Lease shall at Lessor's option thereupon immediately become due and payable. Lessee shall be obligated for such accelerated rent regardless of which, if any of the remedies provided in Paragraph 20 hereof or provided by law Lessor elects to pursue, except that if Lessor elects to terminate this Lease as provided in Paragraph 20 hereof, Lessee shall not be obligated for any rent accrued beyond the date of such termination.

20. REMEDIES:

In the event of any material default or breach of this Lease by Lessee as set forth in Paragraph 18 hereof, Lessor, at its option, may terminate this Lease upon and by giving written notice of termination to Lessee, or Lessor, without terminating

this Lease, may at any time after such material default or breach, without notice or demand additional to that provided in Paragraph 18 hereof, and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach (other than the aforesaid right of termination), exercise any one or more of the remedies hereinafter provided in this Paragraph or as otherwise provided by law, all of such remedies (whether provided herein or by law) being cumulative and not exclusive:

(a) Lessor may enter the Premises (with or without process of law and without thereby incurring any liability to Lessee and without such entry being constituted an eviction of Lessee or termination of this Lease) and take possession of the Premises and all personal property of every kind on the premises, and Lessor may (i) apply against the accelerated rent and the expenses, including attorney's fees, which the Lessor may have incurred in connection with such repossession, either the value or such personal property or the proceeds, after selling expenses, from the sale of such personal property, whichever Lessor chooses to do, and (ii) at any time and from time to time relet the Premises or any part thereof for the account of Lessee, for such terms, upon such conditions and at such rental as Lessor may deem proper. In the event of such reletting, (i) Lessor shall receive and collect the rent therefrom and shall first apply such rent against such expenses as Lessor may have incurred in recovering possession of the Premises, placing the same in good order and condition, altering or repairing the same for reletting, and such other expenses, commissions and charges, including attorney's fees, which Lessor may have paid or incurred in connection with such repossession and reletting, and then shall apply such rent against the accelerated

rent and (ii) Lessor may execute any lease in connection with such reletting in Lessor's name or in Lessee's name as Lessor may see fit, and the Lessee of such reletting shall be under no obligation to see to the application by Lessor of any rent collected by Lessor, nor shall Lessee have any right to collect any rent under such reletting. No re-entry by Lessor shall be deemed to be an acceptance of a surrender by Lessee of this Lease or of the Premises.

(b) In the event of a monetary, material default, which remains uncured for a period of thirty (30) calendar days, Lessee does hereby empower any attorney of any court of record within the United States to appear for Lessee and, with or without declaration filed, confess judgement against Lessee and in favor of Lessor, its successors or assigns, as of any term, for the specific sum due by reason of such material default or breach, or both, with costs of suit and attorney's commission of fifteen (15%) percent for collection and forthwith issue writ or writs of execution thereon, with release of all errors and without stay of execution, and inquisition and extension upon any levy on real estate is hereby expressly waived, and condemnation agreed to and any stay, continuance or adjournment of sale, and any right to petition to set aside sale or order a resale, and any right to except to the Sheriff's schedule of proposed distribution is hereby expressly waived and exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter enacted is also expressly waived by Lessee. Lessee further authorizes and empowers any such attorney, either in addition to or without such judgement of the specific amount or accelerated rent due under this Lease, to appear for Lessee, and for any other person claiming under, by or through Lessee, and confess judgement forthwith against Lessee and such other person and in favor of Lessor, in an amicable action of ejection for the Premises, together with heriditaments and appurtenances and all fixtures and equipment installed therein,

with all the conditions, fees, releases and waivers to accompany said confession of judgement in ejection as are set forth in the Paragraph for confession of judgement for amounts due. The entry of judgement under the foregoing warrants shall not exhaust the warrants, but successive judgements may be entered there under from time to time as often as defaults occur.

21. <u>APPLICABLE LAW; IMPLIED COVENANTS:</u> This Lease shall be interpreted in accordance with laws of the Commonwealth of Pennsylvania and no presumption shall be deemed to arise in favor of or against either of the parties hereto as a result of the negotiation and/or preparation of the same; and not interference or covenant shall be implied as against either party hereto, the full contractual obligations and covenants of each party herein fully and expressly set forth.

22. <u>WAIVER OF SUBROGATION:</u> Neither Lessor nor Lessee shall be liable to the other nor to any insurer or other party claiming by way of subrogation through or under either one with respect to any loss, damage, injury or death to the extent that either of them shall be reimbursed or has the right to be reimbursed out of insurance carried by Lessor or by Lessee, as the case may be, with respect to such loss, damage, injury or death except insofar as this paragraph is in conflict with paragraphs 12, 13, and 15 hereof.

23. <u>SUBORDINATION:</u> This Lease shall be subject and subordinate to all present or future mortgages or underlying leases which may now or hereafter affect the leased premises and to all renewals, modifications, replacements and extensions thereof. This clause shall be self-operative but in any event Lessee shall execute promptly any estoppel certificate or other assurances that Lessor may request in furtherance hereof.

24. <u>ENTIRE CONTRACT:</u> This Lease shall constitute the entire contract between the parties hereto. There are not other understandings, representations or warranties, oral or written, relating to the subject matter of this Lease which shall be deemed to exist or to bind any of the parties hereto, their respective successors or assigns. This Lease may not be changed, modified or amended, in whole or in part, except in writing signed by all parties.

THIS LEASE is executed in duplicate, each copy of which shall for all purposes be considered as an original hereof, and will be valid upon the parties hereto, and their respective successors and assigns.

WITNESS the due execution of these presents by duly qualified officers of said corporate parties hereto, who have caused their respective corporate seals to be hereunto affixed, duly attested, as of the day and year first above written.

SIGNATURE PAGE TO FOLLOW:

WITNESS:

____

LANDLORD: C & F PARTNERSHIP

____
Rebecca C. Snyder

WITNESS:

____

TENANT: URBAN RADIO OF PENNSYLVANIA, L.L.C., A SUBSIDIARY OF INNER CITY BROADCASTING

____

Signed & FAX'd to Austin 202 414 0522 5/19/04

SUBLEASE AGREEMENT

Sublease Agreement ("Sublease") made on this 13th day of ~~April~~ May, 2004 by and between Urban Radio of Pennsylvania, L.L.C., a subsidiary of ICBC Broadcast Holdings, Inc., 3 Park Avenue, New York, New York 10016-5902 (hereinafter called "Sublessor"), and Langer Broadcasting Group LLC, 94 St. Rose Street, Boston, Massachusetts 02130 (hereinafter called "Sublessee") (each a "Party" and together the "Parties");

WITNESSETH

WHEREAS Sublessor is the licensee of Radio Station WURP(AM), Braddock, Pennsylvania, and operates on 1550 kHz from a tower located at 21 Yost Blvd., Braddock Hills, Pennsylvania; and

WHEREAS Sublessee is the licensee of Radio Station WFJY(AM) and holds a Construction Permit (BMJP-2001023ACE as modified by BMP-20031118ABZ) to operate on 660 kHz and to operate from the WURP(AM) tower site to serve Wilkinsburg, Pennsylvania (each of WURP and WFJY are a "Station" and together are the "Stations"); and

WHEREAS the parties agree that Sublessee will operate from Sublessor's WURP transmitter tower by diplexing the Stations' operations,

THEREFORE, it is agreed that:

1. Sublessor hereby agrees to allow Sublessee to diplex WFJY's operation from Sublessor's WURP tower upon the terms, conditions and covenants hereinafter set forth in this Sublease.

2. Term - This Sublease shall commence on the date hereof and end on April 30, 2005 (the Initial Term) and is subject to the Lease Agreement dated April 9, 2003 by and between C&F Partnership and the Sublessor ("Lease Agreement"), a copy of which is attached hereto and is a

material part of this Sublease. Sublessee may terminate this Sublease at the end of the Initial Term hereof by giving to Sublessor not less than ninety (90) days written notice prior to such expiration date. If no such written notification shall have been given by Sublessee, then this Sublease shall be automatically renewed for a renewal term of five (5) years commencing at 12:01 AM on May 1, 2005 upon the same terms and conditions for said five (5) year term at one-half of the prevailing rent and one-half of the prevailing expenses (the "Renewal Term"). The Sublease shall automatically renew for additional five (5) year terms upon the same terms and conditions as the Renewal Term, subject to the Lease Agreement.

The Parties agree that if the Lease Agreement terminates for any reason, then either Party may terminate this Sublease upon notice to the other Party without further obligation or liability.

3. Rent - Sublessee shall pay to Sublessor the sum which is equal to one half of the rent owed under the Lease Agreement, which currently would be Five Hundred Dollars ($500.00) per month, and would include any future adjustments to such rent, plus one-half of all expenses incidental to the diplexed operation and maintenance of the Stations. Such expenses shall include, for example, any charges related to the Lease Agreement, taxes, fees, and assessments, maintenance, power, lighting, painting, fencing, signage, and all other expenses reasonably related to the lawful maintenance and operation of the diplexed operation of the Stations. The rent shall be payable by Sublessee to Sublessor on the first business day of each calendar month in advance and without demand, based upon the rent then due under the Lease Agreement plus the documented expenses from the previous month as reasonably demonstrated to Sublessee. The Parties shall cooperate with each other in the operation and maintenance of the WURP tower and its site.

4. Construction; Tenant Improvements - Sublessee has, wholly at its own expense, replaced and repaired the ground system; repaired the existing drive with crushed stone; installed a new

transmitter container building for both station transmitters and equipment and installed diplexing, tuning and shaping circuits for the Stations. Sublessee warrants that all such undertakings were performed in compliance with relevant regulatory, industry and technical standards, and indemnifies Sublessor to the full extent that Sublessee has been indemnified for such undertakings.

5. Access - Sublessee shall have the right of non-exclusive use, in common with others, of driveways and roadways as may be designated from time to time by Sublessor for ingress and egress and regress to the Subleased premises.

6. Interference - Once the diplexing operation begins, should Sublessee's equipment or operations cause any spurious emissions, harmful harmonic products or any other objectionable interference to Sublessor's broadcasting equipment or operations then, immediately upon notification by Sublessor to Sublessee, Sublessee, at its sole cost and expense, shall promptly take such steps as may be reasonably required to correct such objectionable interference including but not limited to, repair and installation of new filters and equipment as may be required. The Parties consent to reasonable and customary off-air times at no cost to either Party, mutually agreed upon in advance, to insure timely completion of repairs and/or upgrades on the tower by either party in the future.

6. Default - The occurrence of any of the following shall constitute a material default and breach of this Sublease by Sublessee.

A. Failure by Sublessee to pay the rent stated herein, or to make any other payment required to be made by Sublessee hereunder, where such failure continues for ten (10) days after written notice thereof from Sublessor to Sublessee.

B. Failure by Sublessee to observe and perform any other provisions or covenants of this Sublease to be observed or performed by Sublessee,

where such failure continues for the thirty (30) days after written notice thereof from Sublessor to Sublessee provided, however, that if the nature of the default is such that same cannot be reasonably cured within such thirty (30) day period, Sublessee shall not be deemed to be in default if Sublessee shall within such period commence such cure and thereafter diligently prosecute the same to completion, up to a maximum of ninety (90) days.

7 Remedies: - In the event of any material default or breach of this Sublease by Sublessee as set forth in Paragraph 6 hereof, Sublessor, at its option, may terminate this Sublease upon and by giving written notice of termination to Sublessee, or Sublessor , without terminating this Sublease, may at any time after such material default or breach, without notice or demand additional to that provided in Paragraph 6 hereof, and without limiting Sublessor in the exercise of any other right or remedy which Sublessor may have by reason of such default or breach (other than the aforesaid right of termination), exercise any one or more of remedies as otherwise provided by law, all of such remedies being cumulative and not exclusive.

8. Applicable Law - This Sublease shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

9. Successors - The terms, conditions and covenants contained in this Sublease shall apply to, inure to the benefit of and be binding upon, the Parties hereto and their respective heirs, legal representatives and successors.

10. Notices - Whenever any notice is required and permitted hereunder, such notice shall be in writing and shall be deemed duly given if personally delivered to the address of the party to be notified or if sent by facsimilie transmission and deposited in the United States mail,

posted prepaid, certified or registered mail, return receipt requested, addressed to the party notified as follows:

Sublessor: Urban Radio of Pennsylvania, L.L.C.
3 Park Avenue, 40th Floor
New York, New York 10016
Attn: Lois E. Wright, Esq.

With a copy that will not constitute notice to:

Charles R. Naftalin, Esq.
Holland and Knight, LLP,
2099 Pennsylvania Avenue, N.W.
Suite 100
Washington, D.C. 20006-6801

Sublessee: Langer Broadcasting Group, LLC
94 St. Rose Street
Boston, Massachusetts 02130
Attn: Alexander G. Langer

With a copy that will not constitute notice to:

Allan G. Moskowitz, Esq.
Kaye Scholer LLP
901 - 15th Street, NW
Suite 1100
Washington, DC 20005

11. Entire Agreement - This Sublease shall constitute the entire agreement between the Parties hereto and there are no other understandings, representations or warranties, oral or written or relating to the subject matter of this Sublease which shall be deemed to exist or bind any of the Parties hereto, their respective successors or assigns. This Sublease may not be changed, modified or amended, in whole or in part, except in writing signed by the Parties.

12. Assignment – This Sublease may be assigned by either of the Parties upon notice to the other Party and its written consent, which shall not be withheld or delayed unreasonably, and based upon the written assumption of the duties and obligations of this Sublease by the assignee of it.

13. This Sublease may be executed in counterparts, each copy of which for all purposes be considered as an original hereof and will be valid upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have placed their hands and seals as of the day and year first written above.

Witness: Sublessor - Urban Radio of Pennsylvania, L.L.C., a subsidiary of ICBC Broadcast Holdings, Inc.

________________ ________________

President/COO

Witness: Sublessee Langer Broadcasting Group, LLC

________________ ________________

Alex G. Langer, Member

1873489_v8

LEASE AGREEMENT

MADE, this 25TH day of August, 2005

BY AND BETWEEN

C & F Partnership, 2400 Ardmore Boulevard, Pittsburgh, PA 15221-5298, hereinafter collectively called "Lessor",

AND

Urban Radio of Pennsylvania, L.L.C., a subsidiary of Inner City Broadcasting Corporation, 3 Park Avenue, New York, NY 10016-5902, hereinafter called "Lessee",

WITNESSETH THAT:

1. LEASED PREMISES: Lessor hereby leases to Lessee, and Lessee accepts and hires from Lessor as a tenant upon the terms, conditions and covenants hereinafter set forth, the following premises:

Approximately 302,500 square feet of vacant land located on Yost Hill.

2. TERM; HOLD OVER; RENEWAL; The primary term of this Lease shall be for five (5) years commencing May 1, 2005 and ending April 30, 2010.

Lessee may terminate this Lease at the end of the primary term and each renewal term (up to three (3) five (5) year renewal terms) thereafter, by giving to Lessor not less than ninety (90) days written notice prior to such expiration date. If no such written notification shall have been given by Lessee, then this Lease shall be automatically renewed for a renewal term of five (5) years each commencing at 12:01 A.M. on May 1, 2010; May 1, 2015; and May 1, 2020 respectively, upon the same terms and conditions for said initial five (5) year term at a to be negotiated rate.

At any time during the Lease, the Lessor has the right to cancel the Lease to make the leased land available for development. The Lessor must give the Lessee a minimum of twelve (12) months notice of their desire to cancel the Lease. Such notice shall be made by certified letter to the Lessee's place of business.

3. RENT: Lessee shall pay to Lessor at its office in Pittsburgh as yearly rent, the sum of Fifteen Thousand Six Hundred and 00/100 Dollars ($15,600.00), payable on the first business day of each calendar month in equal monthly installments of One

Thousand Three Hundred and 00/100 Dollars ($1,300.00), in advance and without demand, beginning May 1, 2005 and continuing through the first year of the Lease.

Lessee shall pay to Lessor at its office in Pittsburgh, for the second year, the sum of Sixteen Thousand Eight Hundred and 00/100 Dollars ($16,800.00), payable on the first business day of each calendar month in equal monthly installments of One Thousand Four Hundred and 00/100 Dollars ($1,400.00) in advance and without demand.

Lessee shall pay to Lessor at its office in Pittsburgh, for the third year, the sum of Eighteen Thousand and 00/100 Dollars ($18,000.00), payable on the first business day of each calendar month in equal monthly installments of One Thousand Five Hundred and 00/100 Dollars ($1,500.00) in advance and without demand.

For the fourth year and continuing every year after, on each annual anniversary of the Commencement Date Lessee shall pay the then current rent, increased by any percentage increase which occurred in the Consumer Price Index ("CPI") for "All Items – All Urban Consumers" for the Pittsburgh Metropolitan Statistical Area during the preceding one (1) year period. Such increase, however, shall not exceed five percent (5%) of the Rent in effect for the previous year.

In the event that any payment required by Lessee under the provisions hereof shall not be paid when due or within ten (10) days thereafter, Lessee shall, upon demand pay a late charge to Lessor of $.05 for each dollar so overdue and such late charge shall be deemed "rent" for all purposes under this Lease.

4. **UTILITIES:** Lessee shall be responsible for all utilities furnished to the leased premises.

5. **MAINTENANCE & REPAIRS:** Lessee at its own cost and expense shall keep the leased premises in good order and repair. Lessee shall be solely responsible for all damages to the leased premises caused by the fault or negligence of Lessee and/or its business visitors or invitees.

Lessee shall, at its own expense, keep the leased premises clean and dispose of all rubbish, garbage, and other waste in a clean and safe manner. Lessee shall not deliberately or negligently destroy, deface, damage, impair or remove any part of the leased premises.

6. **CONSTRUCTION; TENANT IMPROVEMENTS:** Lessee shall be responsible for clearing the leased premises so that the radio tower and building can be maintained. Lessee shall be responsible for maintaining the radio tower and building. Lessee is responsible, at their cost, for any new construction at the facility including a new building.

7. **USE CLAUSE:** Lessee shall use the leased premises for construction and operation of a radio tower. Lessee shall not use the leased premises in any manner which will violate any Borough Ordinances or the law or the rules and regulations of public authorities or those promulgated by Lessor pursuant to Paragraph 22 hereof or in such manner as to constitute a fire hazard, waste or nuisance.

8. **ANNUAL TAX ADJUSTMENT:** Lessee shall be responsible during the term of the Lease or any renewal term, for the increase in real estate taxes in comparison to the real estate taxes for the tax year 2005. In the event that Lessee considers excessive any tax or assessment for which it is liable under this Lease, Lessor shall upon his request and at the expense of Lessee, protest or appeal such alleged excessive tax or assessment.

9. **ACCESS:** In addition to the leased premises, Lessee shall have the right of non-exclusive use, in common with others, of driveways and roadways as may be designated from time to time by Lessor for ingress, egress and regress to the leased premises. Such common areas shall be subject to reasonable rules and regulations prescribed from time to time by Lessor.

10. **RULES AND REGULATIONS:** Lessee shall be responsible for obtaining all required permits and approvals from the Federal Communications Commission and/or any state, county, borough or governmental agency before any construction of the radio tower occurs.

11. **SUBLETTING OF TOWER SPACE:** The net receipts from any rent or revenue received from a Sublessee of space on the radio tower shall be equally split between Lessor and Lessee. Lessee must have written approval from Lessor of all Sublessees and sublease agreements. Lessor's written approval of Sublessees will not be unreasonably withheld. Lessee must submit to Lessor, signed copies of all sublease agreements with Sublessees.

Lessee shall not, either voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber this Lease or permit a part thereof to be used or occupied by anyone other than Lessee or Lessee's employees, without the prior written consent of Lessor in each instance which consent shall not be unreasonably withheld. If Lessor is a corporation, then any transfer of this Lease from Lessee by merger, consolidation or liquidation, or any change in ownership or power to vote a majority of its outstanding voting stock shall constitute an assignment for the purpose of this Lease and shall require the prior written consent of Lessor in each instance, which consent shall not be unreasonably withheld, except arising out of any conversion of all or part of the Class "A" common voting stock of Lessee.

12. **TENANT'S INDEMNIFICATIONS; INSURANCE:** Lessee covenants and agrees that it will protect, defend, indemnify, and save harmless Lessor against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect of Lessee or those holding under Lessee or those employed by or acting for Lessee; and that Lessee at all times will protect, defend, indemnify, save and keep harmless Lessor against and from all claims, loss, costs, fines, damage or expense (including attorney's fees), arising out of or from any accident or their occurrence on or about the leased premises causing injury to any person or property whomsoever or whatsoever, and will procure and continue in force insurance for said purposes (see paragraph 13 hereof); and will protect, defend, indemnify, save and keep harmless Lessor against and from any and all claims, and against and from any and all loss, costs, damage or expense, arising out of any failure of

Lessee or those employed by or acting for Lessee, in any respect to comply with and perform all the requirements and provisions of this Lease.

13. INSURANCE: Lessee covenants as a further consideration for the leasing of said premises to immediately upon its entry on the premises and thereafter for the initial term and for any renewals hereof, acquire and maintain public liability insurance satisfactory in all respects to Lessor, which shall including until further notice from Lessor, comprehensive public liability insurance with a company authorized to do business in the Commonwealth of Pennsylvania with the minimum limits of $1,000,000.00 per accident and $300,000.00 per person for personal injury and $100,000.00 for property damage, all with respect to Lessee's use and occupancy of the premises. Lessor shall be named as an additional insured thereunder, and such policy shall provide that no cancellation thereof shall be effective until at least ten (10) days after receipt by Lessor of written notice thereof. Lessee shall supply certificates of such coverage to Lessor prior to Lease commencement and for each subsequent year of the Lease term.

14. CONDEMNATION: If, during the primary or renewal term of this Lease, the title to the whole or substantially all of the leased premises shall be taken by condemnation, this Lease shall cease and terminate. In such event, Lessee shall pay rent for the said leased premises apportioned to the time of the taking and shall immediately surrender the leased premises to Lessor and all further liability between Lessee and Lessor reserved in this Lease shall cease.

In the event of a taking of less than the whole or substantially all of the leased premises, the rent thereafter due and payable by Lessee shall be reduced in such just proportion as the nature, value and extent of the part so taken bears to the whole of the leased premises and the ability of Lessee to operate in the remainder of said leased premises its industrial supply distributor and office.

15. WAIVER: Lessee agrees to be responsible for and to relive and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the leased premises, whether belonging to the Lessee or any other person, caused by fire, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm, breakage or leakage in any part or portion of the leased premises, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

In no event shall Lessee hold Lessor liable for any loss, damage or inconvenience sustained by Lessee in its business operations or other wise by reasons of fire, such other casualty or condemnation.

16. SURRENDER OF PREMISES: At the end of the term of this Lease, Lessee shall have removed all alterations, additions, improvements and installations placed upon the premises. This means that the tower, the equipment shelter and any other items must be removed and Lessee shall repair all damage to the Premises caused by such removal and to restore the Premises to the condition in which they were prior to the installation of the items so removed. Lessee shall surrender the Premises to Landlord at the end of the term hereof, without notice of any kind, and Lessee waives all right to

any such notice as may be provided under any laws now or hereafter in effect in Pennsylvania, including the Landlord and Tenant Act of 1951, as amended.

17. **QUIET ENJOYMENT:**

Lessor represents and warrants that it is the true and lawful owner of said leased premises and is authorized and empowered to enter into this Lease and that so long as Lessee shall perform all of its covenants and obligations hereunder, Lessee shall have and enjoy quiet and peaceable possession and enjoyment of the said leased premises.

18. **DEFAULT:**

The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

(a) The vacation or abandonment of the Premises by Lessee;

(b) A failure by Lessee to pay the rent reserved herein, or to make any other payment required to be made by Lessee hereunder, where such failure continues for ten (10) days after written notice thereof from Lessor to Lessee;

(c) A failure by Lessee to observe and perform any other provisions or covenants of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee provided however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty-day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion;

(d) The making by Lessee of any assignment for the benefit of creditors; the adjudication that Lessee is bankrupt or insolvent; the filing by or against Lessee of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease (unless possession is restored to Lessee within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Lessee's interest in this Lease (unless the same is discharged within thirty (30) days, after issuance thereof).

19. **ACCELERATED RENT:**

In the event of any material default or breach of this Lease by Lessee as set forth in Paragraph 18 hereof, the rent reserved herein for the entire unexpired portion of the term of this Lease shall at Lessor's option thereupon immediately become due and payable. Lessee shall be obligated for such accelerated rent regardless of which, if any of the remedies provided in Paragraph 20 hereof or provided by law Lessor elects to pursue, except that if Lessor elects to terminate this Lease as provided in Paragraph 20 hereof, Lessee shall not be obligated for any rent accrued beyond the date of such termination.

20. **REMEDIES:**

In the event of any material default or breach of this Lease by Lessee as set forth in Paragraph 18 hereof, Lessor, at its option, may terminate this Lease upon and by giving written notice of termination to Lessee, or Lessor, without terminating

this Lease, may at any time after such material default or breach, without notice or demand additional to that provided in Paragraph 18 hereof, and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach (other than the aforesaid right of termination), exercise any one or more of the remedies hereinafter provided in this Paragraph or as otherwise provided by law, all of such remedies (whether provided herein or by law) being cumulative and not exclusive:

(a) Lessor may enter the Premises (with or without process of law and without thereby incurring any liability to Lessee and without such entry being constituted an eviction of Lessee or termination of this Lease) and take possession of the Premises and all personal property of every kind on the premises, and Lessor may (i) apply against the accelerated rent and the expenses, including attorney's fees, which the Lessor may have incurred in connection with such repossession, either the value or such personal property or the proceeds, after selling expenses, from the sale of such personal property, whichever Lessor chooses to do, and (ii) at any time and from time to time relet the Premises or any part thereof for the account of Lessee, for such terms, upon such conditions and at such rental as Lessor may deem proper. In the event of such reletting, (i) Lessor shall receive and collect the rent therefrom and shall first apply such rent against such expenses as Lessor may have incurred in recovering possession of the Premises, placing the same in good order and condition, altering or repairing the same for reletting, and such other expenses, commissions and charges, including attorney's fees, which Lessor may have paid or incurred in connection with such repossession and reletting, and then shall apply such rent against the accelerated

rent and (ii) Lessor may execute any lease in connection with such reletting in Lessor's name or in Lessee's name as Lessor may see fit, and the Lessee of such reletting shall be under no obligation to see to the application by Lessor of any rent collected by Lessor, nor shall Lessee have any right to collect any rent under such reletting. No re-entry by Lessor shall be deemed to be an acceptance of a surrender by Lessee of this Lease or of the Premises.

(b) In the event of a monetary, material default, which remains uncured for a period of thirty (30) calendar days, Lessee does hereby empower any attorney of any court of record within the United States to appear for Lessee and, with or without declaration filed, confess judgement against Lessee and in favor of Lessor, its successors or assigns, as of any term, for the specific sum due by reason of such material default or breach, or both, with costs of suit and attorney's commission of fifteen (15%) percent for collection and forthwith issue writ or writs of execution thereon, with release of all errors and without stay of execution, and inquisition and extension upon any levy on real estate is hereby expressly waived, and condemnation agreed to and any stay, continuance or adjournment of sale, and any right to petition to set aside sale or order a resale, and any right to except to the Sheriff's schedule of proposed distribution is hereby expressly waived and exemption of any and all property from levy and sale by virtue of any exemption law now in force or which may be hereafter enacted is also expressly waived by Lessee. Lessee further authorizes and empowers any such attorney, either in addition to or without such judgement of the specific amount or accelerated rent due under this Lease, to appear for Lessee, and for any other person claiming under, by or through Lessee, and confess judgement forthwith against Lessee and such other person and in favor of Lessor, in an amicable action of ejection for the Premises, together with heriditaments and appurtenances and all fixtures and equipment installed therein,

with all the conditions, fees, releases and waivers to accompany said confession of judgement in ejection as are set forth in the Paragraph for confession of judgement for amounts due. The entry of judgement under the foregoing warrants shall not exhaust the warrants, but successive judgements may be entered there under from time to time as often as defaults occur.

21. **APPLICABLE LAW: IMPLIED COVENANTS:** This Lease shall be interpreted in accordance with laws of the Commonwealth of Pennsylvania and no presumption shall be deemed to arise in favor of or against either of the parties hereto as a result of the negotiation and/or preparation of the same; and not interference or covenant shall be implied as against either party hereto, the full contractual obligations and covenants of each party herein fully and expressly set forth.

22. **WAIVER OF SUBROGATION:** Neither Lessor nor Lessee shall be liable to the other nor to any insurer or other party claiming by way of subrogation through or under either one with respect to any loss, damage, injury or death to the extent that either of them shall be reimbursed or has the right to be reimbursed out of insurance carried by Lessor or by Lessee, as the case may be, with respect to such loss, damage, injury or death except insofar as this paragraph is in conflict with paragraphs 12, 13, and 15 hereof.

23. **SUBORDINATION:** This Lease shall be subject and subordinate to all present or future mortgages or underlying leases which may now or hereafter affect the leased premises and to all renewals, modifications, replacements and extensions thereof. This clause shall be self-operative but in any event Lessee shall execute promptly any estoppel certificate or other assurances that Lessor may request in furtherance hereof.

24. **ENTIRE CONTRACT:** This Lease shall constitute the entire contract between the parties hereto. There are not other understandings, representations or warranties, oral or written, relating to the subject matter of this Lease which shall be deemed to exist or to bind any of the parties hereto, their respective successors or assigns. This Lease may not be changed, modified or amended, in whole or in part, except in writing signed by all parties.

THIS LEASE is executed in duplicate, each copy of which shall for all purposes be considered as an original hereof, and will be valid upon the parties hereto, and their respective successors and assigns.

WITNESS the due execution of these presents by duly qualified officers of said corporate parties hereto, who have caused their respective corporate seals to be hereunto affixed, duly attested, as of the day and year first above written.

SIGNATURE PAGE TO FOLLOW:

WITNESS:

LANDLORD: C & F PARTNERSHIP

Rebecca C. Snyder

WITNESS:

TENANT: URBAN RADIO OF PENNSYLVANIA, L.L.C., A SUBSIDIARY OF INNER CITY BROADCASTING

Signed & FAX'ed TO Allen 202 414 0522 5/19/04

SUBLEASE AGREEMENT

Sublease Agreement ("Sublease") made on this 13th day of May, 2004 by and between Urban Radio of Pennsylvania, L.L.C., a subsidiary of ICBC Broadcast Holdings, Inc., 3 Park Avenue, New York, New York 10016-5902 (hereinafter called "Sublessor"), and Langer Broadcasting Group LLC, 94 St. Rose Street, Boston, Massachusetts 02130 (hereinafter called "Sublessee") (each a "Party" and together the "Parties");

WITNESSETH

WHEREAS Sublessor is the licensee of Radio Station WURP(AM), Braddock, Pennsylvania, and operates on 1550 kHz from a tower located at 21 Yost Blvd., Braddock Hills, Pennsylvania; and

WHEREAS Sublessee is the licensee of Radio Station WFJY(AM) and holds a Construction Permit (BMJP-2001023ACE as modified by BMP-20031118ABZ) to operate on 660 kHz and to operate from the WURP(AM) tower site to serve Wilkinsburg, Pennsylvania (each of WURP and WFJY are a "Station" and together are the "Stations"); and

WHEREAS the parties agree that Sublessee will operate from Sublessor's WURP transmitter tower by diplexing the Stations' operations,

THEREFORE, it is agreed that:

1. Sublessor hereby agrees to allow Sublessee to diplex WFJY's operation from Sublessor's WURP tower upon the terms, conditions and covenants hereinafter set forth in this Sublease.

2. Term - This Sublease shall commence on the date hereof and end on April 30, 2005 (the Initial Term) and is subject to the Lease Agreement dated April 9, 2003 by and between C&F Partnership and the Sublessor ("Lease Agreement"), a copy of which is attached hereto and is a

material part of this Sublease. Sublessee may terminate this Sublease at the end of the Initial Term hereof by giving to Sublessor not less than ninety (90) days written notice prior to such expiration date. If no such written notification shall have been given by Sublessee, then this Sublease shall be automatically renewed for a renewal term of five (5) years commencing at 12:01 AM on May 1, 2005 upon the same terms and conditions for said five (5) year term at one-half of the prevailing rent and one-half of the prevailing expenses (the "Renewal Term"). The Sublease shall automatically renew for additional five (5) year terms upon the same terms and conditions as the Renewal Term, subject to the Lease Agreement.

The Parties agree that if the Lease Agreement terminates for any reason, then either Party may terminate this Sublease upon notice to the other Party without further obligation or liability.

3. Rent - Sublessee shall pay to Sublessor the sum which is equal to one half of the rent owed under the Lease Agreement, which currently would be Five Hundred Dollars ($500.00) per month, and would include any future adjustments to such rent, plus one-half of all expenses incidental to the diplexed operation and maintenance of the Stations. Such expenses shall include, for example, any charges related to the Lease Agreement, taxes, fees, and assessments, maintenance, power, lighting, painting, fencing, signage, and all other expenses reasonably related to the lawful maintenance and operation of the diplexed operation of the Stations. The rent shall be payable by Sublessee to Sublessor on the first business day of each calendar month in advance and without demand, based upon the rent then due under the Lease Agreement plus the documented expenses from the previous month as reasonably demonstrated to Sublessee. The Parties shall cooperate with each other in the operation and maintenance of the WURP tower and its site.

4. Construction; Tenant Improvements - Sublessee has, wholly at its own expense, replaced and repaired the ground system; repaired the existing drive with crushed stone; installed a new

transmitter container building for both station transmitters and equipment and installed diplexing, tuning and shaping circuits for the Stations. Sublessee warrants that all such undertakings were performed in compliance with relevant regulatory, industry and technical standards, and indemnifies Sublessor to the full extent that Sublessee has been indemnified for such undertakings.

5. Access - Sublessee shall have the right of non-exclusive use, in common with others, of driveways and roadways as may be designated from time to time by Sublessor for ingress and egress and regress to the Subleased premises.

6. Interference - Once the diplexing operation begins, should Sublessee's equipment or operations cause any spurious emissions, harmful harmonic products or any other objectionable interference to Sublessor's broadcasting equipment or operations then, immediately upon notification by Sublessor to Sublessee, Sublessee, at its sole cost and expense, shall promptly take such steps as may be reasonably required to correct such objectionable interference including but not limited to, repair and installation of new filters and equipment as may be required. The Parties consent to reasonable and customary off-air times at no cost to either Party, mutually agreed upon in advance, to insure timely completion of repairs and/or upgrades on the tower by either party in the future.

6. Default - The occurrence of any of the following shall constitute a material default and breach of this Sublease by Sublessee.

A. Failure by Sublessee to pay the rent stated herein, or to make any other payment required to be made by Sublessee hereunder, where such failure continues for ten (10) days after written notice thereof from Sublessor to Sublessee.

B. Failure by Sublessee to observe and perform any other provisions or covenants of this Sublease to be observed or performed by Sublessee,

where such failure continues for the thirty (30) days after written notice thereof from Sublessor to Sublessee provided, however, that if the nature of the default is such that same cannot be reasonably cured within such thirty (30) day period, Sublessee shall not be deemed to be in default if Sublessee shall within such period commence such cure and thereafter diligently prosecute the same to completion, up to a maximum of ninety (90) days.

7. Remedies: - In the event of any material default or breach of this Sublease by Sublessee as set forth in Paragraph 6 hereof, Sublessor, at its option, may terminate this Sublease upon and by giving written notice of termination to Sublessee, or Sublessor , without terminating this Sublease, may at any time after such material default or breach, without notice or demand additional to that provided in Paragraph 6 hereof, and without limiting Sublessor in the exercise of any other right or remedy which Sublessor may have by reason of such default or breach (other than the aforesaid right of termination), exercise any one or more of remedies as otherwise provided by law, all of such remedies being cumulative and not exclusive.

8. Applicable Law - This Sublease shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

9. Successors - The terms, conditions and covenants contained in this Sublease shall apply to, inure to the benefit of and be binding upon, the Parties hereto and their respective heirs, legal representatives and successors.

10. Notices - Whenever any notice is required and permitted hereunder, such notice shall be in writing and shall be deemed duly given if personally delivered to the address of the party to be notified or if sent by facsimilie transmission and deposited in the United States mail,

posted prepaid, certified or registered mail, return receipt requested, addressed to the party notified as follows:

Sublessor: Urban Radio of Pennsylvania, L.L.C.
3 Park Avenue, 40th Floor
New York, New York 10016
Attn: Lois E. Wright, Esq.

With a copy that will not constitute notice to:

Charles R. Naftalin, Esq.
Holland and Knight, LLP,
2099 Pennsylvania Avenue, N.W.
Suite 100
Washington, D.C. 20006-6801

Sublessee: Langer Broadcasting Group, LLC
94 St. Rose Street
Boston, Massachusetts 02130
Attn: Alexander G. Langer

With a copy that will not constitute notice to:

Allan G. Moskowitz, Esq.
Kaye Scholer LLP
901 - 15th Street, NW
Suite 1100
Washington, DC 20005

11. Entire Agreement - This Sublease shall constitute the entire agreement between the Parties hereto and there are no other understandings, representations or warranties, oral or written or relating to the subject matter of this Sublease which shall be deemed to exist or bind any of the Parties hereto, their respective successors or assigns. This Sublease may not be changed, modified or amended, in whole or in part, except in writing signed by the Parties.

12. Assignment – This Sublease may be assigned by either of the Parties upon notice to the other Party and its written consent, which shall not be withheld or delayed unreasonably, and based upon the written assumption of the duties and obligations of this Sublease by the assignee of it.

13. This Sublease may be executed in counterparts, each copy of which for all purposes be considered as an original hereof and will be valid upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have placed their hands and seals as of the day and year first written above.

Witness: Sublessor - Urban Radio of Pennsylvania, L.L.C., a subsidiary of ICBC Broadcast Holdings, Inc.

Witness: Sublessee Langer Broadcasting Group, LLC

Alex G. Langer, Member

1873488_v2

ASSIGNMENT
OF
ASSIGNABLE IMPROVEMENTS

Reference is hereby made to an Agreement dated the date hereof, entered into by and among: (i) C & F Partnership, a Pennsylvania limited partnership with a principal place of business located at 2400 Ardmore Boulevard, Pittsburgh, Pennsylvania 15221 ("Lessor"), (ii) Urban Radio of Pennsylvania, L.L.C., a Delaware limited liability company authorized to conduct business in the State of Pennsylvania ("Sublessor") and a subsidiary of Inner City Broadcast Holdings, Inc, with a principal place of business located at 3 Park Avenue, New York City, New York 10016, and (iii) Langer Broadcasting Group, LLC, a Delaware limited liability company with a mailing address of P.O. Box 380699, Murdock, Florida 33938-0699 ("Sublessee"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

For value received, Langer Broadcasting Group, LLC, a Delaware limited liability company ("Assignor") hereby assigns to Urban Radio Pennsylvania, L.L.C., a Delaware limited liability company authorized to conduct business in the State of Pennsylvania ("Assignee") all right, title and interest of Assignor in and to the Assignable Improvements listed on Exhibit A hereto for the shared use of same by Assignor and Assignee during the period Assignor occupies the Tower and Tower Site under a Sublease as Sublessee with Assignee as Sublessor; provided, however, in the event Assignor ceases occupying the Tower and Tower Site, then such rights of shared use in the Assignable Improvements on the part of Assignor shall cease and the Assignable Improvements shall remain in the possession of the Assignee as sole owner thereof; and provided further, however, in the event Assignee, or Assignee's successor, assignee or otherwise successor in interest, as the owner of the assets of the radio station currently known as

WURP (AM), no longer occupies the Tower and Tower Site as Lessee under the Lease with C & F Partnership as Lessor, and Assignor elects to assume the rights and obligation of Assignee as Lessee under the Lease with Lessor, then ownership of the Assignable Improvements shall revert to Assignor.

WITNESS their hands and seals this ___ day of October 2006.

ASSIGNEE:

Urban Radio of Pennsylvania, L.L.C.
A subsidiary of ICBC Broadcast Holdings, Inc.

By: Charles M. Warfield, Jr.
Charles M. Warfield, Jr.,
President/CEO
Duly Authorized

ASSIGNOR:

Langer Broadcasting Group, LLC

By:______________________
Alexander G. Langer, Manager
Duly Authorized

LL0600576

EXHIBIT A

ASSIGNABLE IMPROVEMENTS
MADE BY
LANGER BROADCASTING GROUP, LLC
TO
TOWER SITE
LOCATED AT
YOST BOULEVARD, BRADDOCK HILLS (PITTSBURGH), PA

1. Ground system consisting of copper wires and straps.

2. Steel container building which houses the WURP transmitter and WYPT transmitter and transmitting equipment.

3. Fixtures, switches, wires and equipment common to the operation of the two stations and necessary for the operation of WURP

4. Chain link fence

5. Gravel and road improvements

6. Transmission and electrical lines from transmitter building to Tower

7. Concrete slab foundation for transmitter building

LL0600576

ASSIGNMENT
OF
ASSIGNABLE IMPROVEMENTS

Reference is hereby made to an Agreement dated the date hereof, entered into by and among: (i) C & F Partnership, a Pennsylvania limited partnership with a principal place of business located at 2400 Ardmore Boulevard, Pittsburgh, Pennsylvania 15221 ("Lessor"), (ii) Urban Radio of Pennsylvania, L.L.C., a Delaware limited liability company authorized to conduct business in the State of Pennsylvania ("Sublessor") and a subsidiary of Inner City Broadcast Holdings, Inc, with a principal place of business located at 3 Park Avenue, New York City, New York 10016, and (iii) Langer Broadcasting Group, LLC, a Delaware limited liability company with a mailing address of P.O. Box 380699, Murdock, Florida 33938-0699 ("Sublessee"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

For value received, Langer Broadcasting Group, LLC, a Delaware limited liability company ("Assignor") hereby assigns to Urban Radio Pennsylvania, L.L.C., a Delaware limited liability company authorized to conduct business in the State of Pennsylvania ("Assignee") all right, title and interest of Assignor in and to the Assignable Improvements listed on Exhibit A hereto for the shared use of same by Assignor and Assignee during the period Assignor occupies the Tower and Tower Site under a Sublease as Sublessee with Assignee as Sublessor; provided, however, in the event Assignor ceases occupying the Tower and Tower Site, then such rights of shared use in the Assignable Improvements on the part of Assignor shall cease and the Assignable Improvements shall remain in the possession of the Assignee as sole owner thereof; and provided further, however, in the event Assignee, or Assignee's successor, assignee or otherwise successor in interest, as the owner of the assets of the radio station currently known as

WURP (AM), no longer occupies the Tower and Tower Site as Lessee under the Lease with C & F Partnership as Lessor, and Assignor elects to assume the rights and obligation of Assignee as Lessee under the Lease with Lessor, then ownership of the Assignable Improvements shall revert to Assignor.

WITNESS their hands and seals this ___ day of October 2006.

ASSIGNEE:

Urban Radio of Pennsylvania, L.L.C.
A subsidiary of ICBC Broadcast
Holdings, Inc.

By: [signature]
Charles M. Warfield, Jr.,
President/CEO
Duly Authorized

ASSIGNOR:

Langer Broadcasting Group, LLC

By: ____________________
Alexander G. Langer, Manager
Duly Authorized

LL0600576

EXHIBIT A

ASSIGNABLE IMPROVEMENTS
MADE BY
LANGER BROADCASTING GROUP, LLC
TO
TOWER SITE
LOCATED AT
YOST BOULEVARD, BRADDOCK HILLS (PITTSBURGH), PA

1. Ground system consisting of copper wires and straps.

2. Steel container building which houses the WURP transmitter and WYPT transmitter and transmitting equipment.

3. Fixtures, switches, wires and equipment common to the operation of the two stations and necessary for the operation of WURP

4. Chain link fence

5. Gravel and road improvements

6. Transmission and electrical lines from transmitter building to Tower

7. Concrete slab foundation for transmitter building

LL0600576